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                             REINSURANCE AGREEMENT

                                    BETWEEN

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,
                        HARTFORD LIFE INSURANCE COMPANY
                            OF HARTFORD, CONNECTICUT
                                (CEDING COMPANY)

                                      AND

                       ACE TEMPEST LIFE REINSURANCE LTD.
                              OF HAMILTON, BERMUDA
                                  (REINSURER)

                              TREATY NO. APB200404

                            EFFECTIVE APRIL 1, 2004

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                               TABLE OF CONTENTS

           ARTICLES
-----------------------------------------------------------------------
    1      Preamble
    2      Basis of Reinsurance/Reinsurance Method
    3      Definitions
    4      Reinsurance Premiums
    5      Reinsurance Benefits
    6      Liability
    7      Statutory Reserve Credit
    8      Reporting
    9      Recapture
   10      Actuarial Arbitration
   11      Extra Contractual Damages
   12      Insolvency
   13      Arbitration
   14      Entire Agreement
   15      Service of Suit
   16      General Provisions
   17      Letter of Credit
   18      Trust
   19      Commencement and Termination of Variable Annuity Contract
           Coverage
   20      Proprietary Information/Confidentiality
   21      Notices

           SCHEDULES
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    A      Listing of Contract Forms
    B      Listing and Description of GMDB Types
    C      Investment Options
    D      Morningstar Fund Categories
    E      Monthly Reporting Requirements
    F      Letter of Credit Form


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                                   ARTICLE 1

                                    PREAMBLE

1.01 This indemnity reinsurance agreement (the "Agreement") is made and entered into by and between, on one part, Hartford Life and Annuity Insurance Company, Hartford Life Insurance Company (hereinafter referred to as the "Ceding Company") and, on the other part, ACE Tempest Life Reinsurance Ltd. (hereinafter referred to as the "Reinsurer"). This Agreement supercedes the Binding Reinsurance Proposal effective April 1, 2004 and the Amendments thereto.

1.02 The Ceding Company and the Reinsurer mutually agree to reinsure on the terms and conditions stated herein. Subject to Section 16.03 and Article 12, the performance of the obligations of each party under this Agreement shall be rendered solely to the other party and shall not inure to any third party.

                                   ARTICLE 2

                    BASIS OF REINSURANCE/REINSURANCE METHOD

2.01 REINSURANCE. The Ceding Company will automatically cede and the Reinsurer will accept as reinsurance the guaranteed minimum death benefit (GMDB) liabilities in excess of contract Account Values, as set forth herein, associated with variable annuity products Outlook, Core, Access, Plus and Edge and written by the Ceding Company using the Contract Forms listed in Schedule A.

2.02 GUARANTEED MINIMUM DEATH BENEFITS COVERED UNDER THIS AGREEMENT. There is one distinct GMDB Type covered under this Agreement. The GMDB Type, which shall be referred to throughout this agreement as GMDB Type 1 is described in Schedule B.

2.03 REINSURANCE METHOD. The Reinsurer shall provide risk premium reinsurance on a quota share basis for the death benefit liabilities covered by this Agreement.

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                                   ARTICLE 3

                                  DEFINITIONS

DEFINITIONS. For purposes of this Agreement, the following definitions shall apply.

"Account Value" means, for each Variable Annuity Contract, the sum of the invested assets in the Investment Funds Options shown in Schedule C.

"Active Contract" means a Variable Annuity Contract which is in effect and which has not been terminated due to death, lapse, surrender, or the annuitant's reaching the maximum annuitization age, and which has not been annuitized.

"Aggregate Reinsurance Benefit" means the limit, calculated for any calendar year, on the amount of the Reinsurance Benefit as set forth in Section 5.03.

"Annuity Premiums" means contributions made in accordance with the provisions of any Variable Annuity Contract by or on behalf of its owner, whether referred to as purchase payments, premiums, deposits or otherwise.

"APB" means Asset Protection Benefit, the GMDB Type described in Schedule B.

"Benefit Rider Form" means any rider available under a Contract Form and identified in Schedule A.

"Business Day" means any day other than a Saturday, Sunday or a day on which commercial banks in the State of Connecticut in the United States of America are authorized or required by law to be closed.

"Contract Form" means any one of the Variable Annuity Contract Forms or Benefit Rider Forms specified in Schedule A.

"Excluded Contract" means any Variable Annuity Contract which is not reinsured under this Agreement.

"Fund" means Investment Fund Option, as defined hereunder.

"GMDB" means Guaranteed Minimum Death Benefit, a feature determined under a Contract Form listed in Schedule A.

"GMDB Amount" means, in accordance with each Variable Annuity Contract, the Ceding Company's contractually determined minimum amount payable on the death of the annuitant.

"GMDB Claim: means the excess of the Reinsured GMDB Amount over the Reinsured Account Value, if a positive value, as of the date that the Ceding Company calculates the GMDB Amount under the terms of the applicable Contract Type.

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"GMDB Type" means any benefit type listed in Schedule B and payable under a
Contract Form reinsured hereunder.

"Investment Fund Option" or "Fund" means any Investment Fund Option available under a Contract Form as listed in Schedule C.

"Maximum Account Value" or "MAV" means any of the values identified in Schedule B and used in the calculations describing the GMDB Type.

"Monthly Reinsurance Premium" means the Annuity Premiums payable, with respect to any Contract Form, on behalf of any month.

"Monthly Reinsurance Premium Rate" means the Reinsurance Premium Rate divided by 12.

"Monthly Valuation Date" means the last Business Day of any month.

"Morningstar Fund" means any of the eleven Funds listed in Schedule D.

"Quota Share" means the percentage of reinsurance liability assumed by the Reinsurer as set forth in Section 2.04.

"Reinsurance Benefit" means the amount calculated in accordance with Article 5 for which the Reinsurer is liable under Contract Forms reinsured hereunder.

"Reinsurance Premium Due Date" means no later than thirty (30) days after the close of each calendar month.

"Reinsurance Premium Rate" means any of the premium rates provided in Section 4.01, for each GMDB Type.

"Reinsurance Premium Remittance Date" means no later than thirty (30) days after receipt of the statement (reports and data) in accordance with Schedule E.

"Reinsured Account Value" means, for each Active Contract, the Account Value multiplied by the Reinsurer's Quota Share.

"Reinsured GMDB Amount" means, for each Active Contract, the product of the GMDB Amount and the Reinsurer's Quota Share.

"Variable Annuity Contract" means a written annuity contract issued by the Ceding Company to a contract owner under which the Ceding Company agrees to provide specified benefits in accordance with specified terms and conditions.

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                                   ARTICLE 4

                              REINSURANCE PREMIUMS

4.01 REINSURANCE PREMIUM RATES. The Reinsurance Premium Rates applicable to each of the GMDB Types are as follows.

[REDACTED]

4.02 DETERMINATION OF THE MONTHLY REINSURANCE PREMIUM. The Monthly Reinsurance Premium payable by the Ceding Company to the Reinsurer shall be calculated as the greater of (A) and (B), where: [REDACTED]

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                                   ARTICLE 5

                              REINSURANCE BENEFITS

5.01 REINSURANCE BENEFITS. For GMDB Type 1, the Reinsurance Benefit payable by the Reinsurer to the Ceding Companyon a contract covered by this Agreement shall be equal to the GMDB Claim, subject to the limits described in Sections 5.02 and
5.03 below.

5.02  [REDACTED]

5.03  [REDACTED]

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                                   ARTICLE 6

                                   LIABILITY

6.01 The Reinsurer's liability for automatic reinsurance shall begin simultaneously with the Ceding Company's liability. Except as otherwise provided herein, the Reinsurer's liability for reinsurance shall terminate when the Ceding Company's liability terminates.

6.02 The Reinsurer's obligations hereunder shall be subject to the terms and conditions of the particular policy form(s) reinsured under this Agreement to the extent such terms and conditions are applicable to the risks reinsured hereunder and not contrary to the terms and conditions of this Agreement.

6.03 This Agreement covers only the liability for Reinsurance Benefits paid under Contract Forms or Benefit Rider Forms (including Investment Fund Options) that were reviewed and approved by Reinsurer prior to their issuance or that are deemed to have been approved as provided in this Article. Approved Contract Forms and approved Funds, as supplemented by additional materials, are listed on Schedules A and C respectively. Ceding Company shall give Reinsurer advance notice of any upcoming changes to approved Contract Forms and Funds (and a copy of the revised Contract Form and/or prospectus and a revised Schedule A and/or Schedule C, as appropriate) that can be reasonably expected to affect risks reinsured under this Agreement. Such changes include, but are not limited to,
(i) changes to policy form, contract, or prospectus wording that can be reasonably expected to affect risks reinsured under this Agreement, (ii) changes to fees or fee structure, and (iii) addition, deletion or substitution of available Funds that can be reasonably expected to affect the risk profile of the available Funds. Reinsurer will respond in writing to such notice within thirty (30) days following delivery thereof; provided, however, that such changes are deemed approved and with no change in the Reinsurance Premium Rate unless the Reinsurer's written response in accordance with the following paragraphs is submitted within such thirty (30) day time period. Rejection of a change will not affect reinsurance of Contract Forms listed under Schedule A with the Investment Fund Options in Schedule C, including amendments to Schedules A and C that were previously approved (or deemed approved) by Reinsurer.

6.04 Ceding Company's notice with respect to any change in policy form, contract or prospectus wording or in fees or fee structure for which notice is required pursuant to Section 6.03 shall include a copy of the revised Contract Form and a revised Schedule A. Within thirty (30) days of Reinsurer's receipt of such notice, Reinsurer shall notify Ceding Company of its determination whether the revision requires amending this Agreement to adjust the Reinsurance Premium Rates. If Reinsurer determines that the revision requires amending this Agreement, Reinsurer's notice thereof shall so state and include both a written demonstration that the change has materially affected the risks reinsured under this Agreement and a statement of the required increase in the Reinsurance Premium Rates which shall be commensurate with such change in risk. If Reinsurer determines that the revised Contract Form requires an amendment to the Reinsurance Premium Rates, the revised Reinsurance Premium Rates shall be no greater than twice the Reinsurance Premium Rates provided in Section 4.01.

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6.05  Ceding Company's notice with respect to any Fund deletion from Schedule C for which notice is required pursuant to Section 6.03 will include a copy of the revised Schedule C. Such Fund deletion will be considered to have the potential to materially affect the risk profile of the available Funds only if (i) the deletion removes the only Fund then in a Morningstar Fund category listed in Schedule D, and (ii) immediately following the deletion, the remaining available Funds represent less than seven (7) of the Morningstar Fund categories listed in Schedule D. If a Fund deletion may materially affect the risk profile in aggregate of the available Fund options within the meaning of the preceding sentence, the Reinsurance Premium Rates will be adjusted in an amount consistent with the demonstrated increase in risk, provided that the new Reinsurance Premium Rates shall be no greater than twice the Reinsurance Premium Rates provided in Section 4.01. Reinsurer shall notify Ceding Company of any such increased Reinsurance Premium Rates within thirty (30) days following Ceding Company's notice. Other than as expressly provided herein with respect to deletions, nothing in this Agreement shall be construed as requiring Ceding Company to maintain a representation of Morningstar categories among the Investment Fund Options.

6.06 Ceding Company's notice to Reinsurer with respect to any Fund addition or substitution to Schedule C for which notice is required pursuant to Section 6.03 will include a description of the Fund to be added, or substituted, as set forth in the prospectus for such Fund (or corresponding information), and a revised Schedule C. Ceding Company shall deliver any additional information reasonably requested by Reinsurer within five (5) Business Days following receipt of such request. Such request for information shall not extend the thirty (30) day time limit placed on Reinsurer for providing any written response. With respect to a Fund addition that can be reasonably expected to materially affect the risk profile in aggregate of the available Funds, Reinsurer may, after demonstrating and providing quantifying information concerning the increased risk in a similar manner as described in 6.04, adjust consistent with any demonstrated change in the risk the Reinsurance Premium Rates applied to the portion of the Reinsured GMDB Amount corresponding to the portion of aggregate Account Value invested in the new Fund(s); the calculation of such portion shall be made by determining the percentage of aggregate Account Value invested in the new Funds and applying that percentage to the Reinsured GMDB Amount. The new Reinsurance Premium Rates shall be no greater than twice the Reinsurance Premium Rates provided in Section
4.01. A Fund substitution shall be subject to this Section 6.06 if the surviving Fund is not already listed in Schedule C; otherwise, substitutions will be subject to Section 6.05.

6.07 The issue age limits must fall within the limits as shown in Schedule A, unless an exception is permitted by mutual written agreement between the parties. Ceding Company shall provide prior written notice to Reinsurer of any changes in its published limits and rules identified on Schedule A, and Reinsurer shall have no liability with respect to revised limits and rules unless and until Reinsurer provides written notice to Ceding Company that such revised limits and rules are acceptable.

6.08 For the avoidance of doubt, all notices pursuant to this Article 6 shall be in writing as described in Article 21. The parties may designate in writing persons to receive Article 6 notices who are different from the persons designated in Article 21.

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                                   ARTICLE 7

                            STATUTORY RESERVE CREDIT

[REDACTED]

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                                   ARTICLE 8

                                   REPORTING

8.01 The Ceding Company will provide the Reinsurer with information necessary to properly account for, report, validate and manage the risk of the business reinsured. Information required as specified in this Article shall be provided in an electronic format and shall be mutually agreed upon by the Ceding Company and the Reinsurer.

8.02 Within thirty (30) days after the close of each calendar month, the Ceding Company will submit reports and data in accordance with Schedule E. The Ceding Company agrees to provide or make available to the Reinsurer reasonable additional documentation as may be necessary to support the items reported and manage the risk of the business reinsured.

8.03 The liability of the Reinsurer, that is Reinsurance Benefits payable in any month less Monthly Reinsurance Premiums (net balance), shall be settled and paid to the Ceding Company monthly on the basis of the monthly reports prepared by the Ceding Company as described in Schedule E. Payment of any amount due to be paid by the Reinsurer or the Ceding Company shall be determined on a net basis. If the net balance is payable to the Reinsurer, the Ceding Company must include this payment with the statement. If the net balance is payable to the Ceding Company, the Reinsurer must remit payment to the Ceding Company within thirty (30) days after receiving the statement. Any payment not made within the above specified time periods will be considered delinquent, unless the payment period is extended as agreed upon by both parties. Delinquent payments will accrue interest at the 3 month London Interbank Offering Rate (LIBOR) plus 100 basis points as of the close of the Business Day on or immediately following the settlement due date. Such interest shall become immediately due and payable by the applicable party.

8.04 TERMINATION BECAUSE OF NON-PAYMENT OF PREMIUM. When net balances due to the Reinsurer on the basis of the monthly reports prepared by the Ceding Company as described in Schedule E are undisputed and not paid within forty-five (45) days of the date specified in Section 8.02, the Reinsurer shall have the right to terminate this Agreement by giving the Ceding Company thirty (30) days written notice. During this thirty (30) day period, the Ceding Company shall have the ability to cure this situation by paying the amounts owed with interest in accordance with Section 8.03 to the Reinsurer as determined by the provisions of this Agreement. As of the close of this thirty (30) day period, if this situation has not been cured, this Agreement and all of the Reinsurer's liability will terminate effective as of the last day of the thirty-day notice period. Regardless of such termination, the Ceding Company shall continue to be liable to the Reinsurer for unpaid net balances owed to the Reinsurer. The Ceding Company will not force termination under this Section 8.04 solely to avoid the provisions regarding recapture in Article 9 or to transfer the reinsured policies to another Reinsurer.

8.05 Upon termination by the Reinsurer under Section 8.04 above, the Ceding Company and the Reinsurer will mutually agree upon the recapture terms. In the event that the parties cannot reach agreement as to recapture terms, the matter shall be resolved as provided in Article 10, Actuarial Arbitration.

8.6 CURRENCY. The reinsurance premiums and benefits payable under this Agreement will be payable in the lawful money of the United States.

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                                   ARTICLE 9

                                   RECAPTURE

9.01 Business reinsured under this Agreement will not be eligible for recapture, unless (a) the Reinsurer is insolvent, (b) the Reinsurer is delinquent on an undisputed net amount due to the Ceding Company as described in
Section 8.03, the Ceding Company has given the Reinsurer sixty (60) days written notice of its intent to recapture under the provisions of this Section, and the Reinsurer has failed to pay the net amount due with interest by the end of the sixty (60) day notice period, (c) the Reinsurer fails to furnish the required security under the provisions of Articles 7 or (d) the provisions of Section
16.03 apply.

9.02 In the event business reinsured under this Agreement becomes eligible for recapture under Section 9.01 above, the Ceding Company and the Reinsurer will mutually agree upon the recapture terms. In the event that the parties cannot reach agreement as to recapture terms, the matter shall be resolved as provided in Article 10, Actuarial Arbitration.

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                                   ARTICLE 10

                             ACTUARIAL ARBITRATION

10.01 In the event the Reinsurer and the Ceding Company cannot reach agreement regarding recapture as provided in this Agreement, then the Reinsurer and the Ceding Company shall mutually appoint an independent actuary who shall investigate and determine the actuarial value of the business reinsured. Any actuary appointed pursuant to this Article shall be a Member of the American Academy of Actuaries and shall be knowledgeable about annuity products and the related financial risks.

10.02 In the event the Reinsurer and the Ceding Company cannot reach an agreement on an independent actuary, the matter shall be presented to a panel of three (3) actuaries. Each party shall appoint an actuary within thirty (30) days of either party sending written notice as provided in this Agreement that the parties have reached an impasse and that a panel of actuaries should be appointed. If either party refuses or neglects to appoint an actuary within thirty (30) days after the receipt of written notice from the other party requesting it to do so, the requesting party may appoint the second actuary. If the two (2) actuaries fail to agree on the selection of a third actuary within thirty (30) days of their appointment, each of them shall name three (3) individuals of whom the other shall decline two (2), and the decision shall be made by drawing lots. Each actuary appointed or selected shall be disinterested in the outcome of the commutation or recapture.

10.03 The actuaries shall make their decision using appropriate assumptions as to interest rates, mortality, lapses and other actuarial assumptions. Key considerations in determining the financial terms of recapture shall include, but not be limited to:

       (i) Projected claim costs for the business reinsured under this Agreement,

       (ii) Projected future reinsurance premiums for the business reinsured under this Agreement, and

       (iii) The costs of carrying statutory reserves for the business reinsured under this Agreement and NAIC risk based capital and/or other required capital measures which are reflective of statutory capital levels which should be maintained for a company with financial strength ratings comparable to those of the Ceding Company.

While these items must be considered, it will be up to the arbitration panel to determine how they should impact the actual determination of the financial terms. Beyond these specific considerations, the actuaries shall be solely responsible for determining what else shall be considered and what procedure they deem appropriate and necessary in the gathering of such facts or data to reach a decision.

10.04 The decision in writing of the majority of the actuaries shall be final and binding upon the parties. Judgment may be entered upon the decision in any court having jurisdiction.

10.05 The Reinsurer and the Ceding Company shall share cost of any actuary appointed pursuant to this Article on an equal basis.

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                                   ARTICLE 11

                           EXTRA-CONTRACTUAL DAMAGES

11.01 The Reinsurer will not participate in punitive, and/or compensatory damages and/or statutory penalties that are awarded against the Ceding Company as a result of an act, omission, or course of conduct committed by the Ceding Company, its agents, or representatives in connection with benefits reinsured under this Agreement. The Reinsurer will, however pay its share of statutory penalties, awarded against the Ceding Company in connection with benefits reinsured under this Agreement, if the Reinsurer agreed in advance, in writing, to the specific act of the Ceding Company that resulted in the assessment of such statutory penalty damages. For the avoidance of doubt, the Reinsurer's approval of forms, funds as provided under Article 6, shall not cause the Reinsurer to have liability for punitive, compensatory or statutory damages, as such approval relates only to the permissibility of those forms or funds for purposes of this reinsurance, and does not constitute an approval for their use with customers.

For purposes of this Article, the following definitions will apply.

"Punitive Damages" are those damages awarded as a penalty, the amount of which is neither governed nor fixed by statute.

"Compensatory Damages" are those amounts awarded to compensate for the actual damages sustained, and are not awarded as a penalty, nor fixed in amount by statute.

"Statutory Penalties" are those amounts awarded as a penalty, but are fixed in amount by statute.

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                                   ARTICLE 12

                                   INSOLVENCY

12.01 In the event of the Ceding Company's insolvency and the appointment of a conservator, liquidator, or statutory successor, the portion of any risk or obligation assumed by the Reinsurer shall be payable to the conservator, liquidator, or statutory successor on the basis of claims allowed against the Ceding Company by any court of competent jurisdiction or by any conservator, liquidator, or statutory successor of the company having authority to allow such claims, without diminution because of that insolvency, or because the conservator, liquidator, or statutory successor has failed to pay all or a portion of any claims. Payments by the Reinsurer as set forth in this Section shall be made directly to the Ceding Company or to its conservator, liquidator, or statutory successor.

12.02 In the event of the Ceding Company's insolvency, the conservator, liquidator, or statutory successor shall give written notice of the pendency of a claim against the Ceding Company on any policies reinsured within a reasonable time after such claim is filed. The Reinsurer may interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to the Ceding Company or its conservator, liquidator, or statutory successor.

12.03 The expenses incurred by the Reinsurer shall be chargeable, subject to court approval, against the Ceding Company as part of the expense of conservation or liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company in conservation or liquidation, solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are involved in the same claim and a majority in interest elect to interpose a defense or defenses to this claim, the expense shall be shared as though such expense had been incurred by the Ceding Company.

12.04 In the event of the Reinsurer's insolvency, the Ceding Company may cancel the Agreement for future new business and will notify the Reinsurer in writing of its intent. The parties agree to waive the notification period for this cancellation, and the effective date will be no earlier than the effective date of the Reinsurer's insolvency. Upon giving written notice to the Reinsurer, the Ceding Company may also recapture all of the inforce business reinsured by the Reinsurer under this Agreement. In the event the Ceding Company exercises this recapture option, Article 9 Recapture will apply.

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                                   ARTICLE 13

                                  ARBITRATION

13.01 As a condition precedent to any right of action hereunder, any dispute or difference between the Ceding Company and the Reinsurer relating to the interpretation or performance of this Agreement, including its formation or validity, or any transaction under this Agreement, whether arising before or after termination, shall be submitted to arbitration. Arbitration shall be the method of dispute resolution, regardless of the insolvency of either party, unless the conservator, receiver, liquidator or statutory successor is specifically exempted from arbitration proceeding by applicable law governing the insolvency.

13.02 Arbitration shall be initiated by the delivery of written notice of demand for arbitration by one party to another. Such written notice shall contain a brief statement of the issue(s), the failure on behalf of the parties to reach amicable agreement and the date of demand for arbitration.

13.03 The arbitrators and umpire shall be present or former disinterested officers of life reinsurance or life insurance companies other than the two parties to the Agreement or any company owned by, or affiliated with, either party. Each party shall appoint an individual as arbitrator and the two so appointed shall then appoint the umpire. If either party refuses or neglects to appoint an arbitrator within thirty (30) days, the other party may appoint the second arbitrator. If the two arbitrators do not agree on an umpire within thirty (30) days of the appointment of the second appointed arbitrator, each of the two arbitrators shall nominate three (3) individuals. Each arbitrator shall then decline two (2) of the nominations presented by the other arbitrator. The umpire shall be chosen from the remaining two (2) nominations by drawing lots.

13.04 The arbitration hearings shall be held in the city in which the Ceding Company's head office is located or any such other place as may be mutually agreed. Each party shall submit its case to the arbitrators and umpire within ninety (90) days of the selection of the umpire or within such longer period as may be agreed upon or as provided by the discretion of the umpire.

13.05 The arbitration panel shall make its decision with regard to the custom and usage of the insurance and reinsurance business. The arbitration panel shall interpret this Agreement as an honorable engagement; they are relieved of all judicial formalities and may abstain from following strict rules of law. The arbitration panel shall be solely responsible for determining what shall be considered and what procedure they deem appropriate and necessary in the gathering of such facts or data to decide the dispute, including without limitation, discretionary power to make orders as to matters which it may consider proper in the circumstances of the case, including pleadings, discovery, inspection of documents, examination of witnesses and any other matter whatsoever relating to the conduct of the arbitration and may receive and act upon such evidence whether oral or written strictly admissible or not as it shall in its discretion think fit.

13.06 The decision in writing of the majority of the arbitration panel shall be final and binding upon the parties. Judgment may be entered upon the final decision of the arbitration panel in any court having jurisdiction. The panel is empowered to grant interim relief as it may deem appropriate.

13.07 Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the expense of the umpire. Jointly incurred costs of the arbitration are to be borne equally by

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both parties. Jointly incurred costs are specifically defined as any costs that are not solely incurred by one of the parties. Costs incurred solely by one of the parties shall be borne by that party.

13.08 Recapture disputes are governed by Actuarial Arbitration in accordance with Article 10. If other disputes are of an actuarial nature, the parties may mutually agree to submit the dispute to Actuarial Arbitration in a form substantially similar to Article 10. If the parties cannot mutually agree to Actuarial Arbitration, then Arbitration will commence in accordance with this Section.

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                                   ARTICLE 14

                                ENTIRE AGREEMENT

14.01 This Agreement supersedes any and all prior discussions and understandings between the parties and, upon its execution, constitutes the sole and entire agreement with respect to the reinsurance provided hereunder. There are no understandings between the parties other than as expressed in this Agreement. Any change or modification to the Agreement shall be null and void unless effected by a writing subscribed by both the Ceding Company and the Reinsurer. Any waiver shall constitute a waiver only in the circumstances for which it was given and shall not be a waiver of any future circumstance.

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                                   ARTICLE 15

                                  JURISDICTION

15.01 It is agreed that in the event the obligations under this Agreement are not performed by the Reinsurer, at the request of the Ceding Company, the Reinsurer shall submit to the jurisdiction of any court of competent jurisdiction within the United States and shall comply with all the requirements necessary to give that court jurisdiction. All matters arising under this Agreement shall be determined in accordance with the law and practice of such court. Nothing in this clause constitutes or should be understood to constitute a waiver of the Reinsurer's rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any state in the United States. Service of process, in any such suit, may be made upon its agent for service of process, CT Corporation at CT Corporation System, One Commercial Plaza, Hartford, CT 06103. The Reinsurer shall abide by the final decision of such court or of any appellate court in the event of an appeal, for any suit instituted against the Reinsurer under this Agreement.

15.02 The agent for service of process is authorized and directed to accept service of process on behalf of the Reinsurer in any such suit and/or upon the request of the Ceding Company, give a written undertaking to the Ceding Company that the agent will enter a general appearance on behalf of the Reinsurer in the event such a suit is instituted.

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                                   ARTICLE 16

                               GENERAL PROVISIONS

16.01  INSPECTION OF RECORDS.

A. The Reinsurer, or its duly authorized representative, shall have access at any reasonable time during regular business hours, to all records of the Ceding Company that reasonably pertain to this Agreement, including the right to photocopy and retain copies of such documents. Other than as may be allowed as part of discovery in any arbitration and which shall be subject to a protective order, the Reinsurer shall not have access to the Ceding Company's pricing or profitability analysis or risk management guidelines. Books and records shall be maintained in accordance with prudent standards of insurance company record keeping and must be retained for a period of at least three (3) years after the final settlement date. Within one hundred and fifty (150) days following the end of each calendar year, the Ceding Company and the Reinsurer shall make available to each other with copies of their respective audited financial statements.

B. The Ceding Company, or its duly authorized representative, shall have access at any reasonable time during regular business hours, to the Reinsurer's books and records of premium and loss accounts and all documents relating to required security under this Agreement. Ceding Company shall have the right to photocopy and retain copies of such documents of Reinsurer. In addition, Reinsurer will provide Ceding Company a copy of this Agreement between the Ceding Company and the Reinsurer if so requested. Other than as may be allowed a part of discovery in any arbitration and which shall be subject to a protective order, the Ceding Company shall not have access to the Reinsurer's pricing or profitability analysis or risk management guidelines. Such books and records shall be maintained in accordance with prudent standards of reinsurance company record keeping and must be retained for a period of at least three (3) years after the final settlement date. Notwithstanding any other provision in this Agreement, for any breach of the obligations in this paragraph, the Ceding Company's sole remedy shall be a claim for damages as caused solely by the Reinsurer's failure or inability to perform its obligations under this paragraph.

C. Upon reasonable notice, each party agrees to cooperate with the other in complying with any judicial, litigation, arbitration, or regulatory request or inquiry.

16.02 REPRESENTATIONS AND WARRANTS. The Ceding Company and the Reinsurer agree that all matters with respect to this Agreement require their utmost good faith. Each party represents and warrants to the other party that it is solvent on a statutory basis in all jurisdictions in which it does business or is licensed.

16.03 ASSIGNMENT OR TRANSFER. Neither this Agreement nor any reinsurance under this Agreement shall be sold, assigned or transferred by the Ceding Company or the Reinsurer without prior written consent of the other party. Such approval shall not unreasonably be withheld. If it is determined that such sale, assignment or transfer would result in a material adverse economic impact to the other party relative to the position of the other party before sale, transfer, or assignment, and the other party so objects, this Agreement shall be terminated with respect to all business reinsured under this Agreement. The Ceding Company and the Reinsurer agree to mutually calculate a termination charge that shall be paid by one party to the other party upon the sale, transfer, or assignment. This provision is subject to Articles 9 and 10. The provisions of this Section 16.03 are not intended to preclude the Reinsurer from retroceding the reinsurance on an indemnity basis, nor to prevent successors in interest from having rights and obligations under this Agreement.

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                                   ARTICLE 17

                                LETTER OF CREDIT

17.01 If applicable, this Article and Article 7 shall set forth the terms and conditions under which any letter of credit required hereunder shall be held.

17.02 LETTER OF CREDIT. The Reinsurer shall provide at the Reinsurer's expense the Ceding Company with a clean, unconditional, evergreen and irrevocable letter of credit, in the amount specified in the statement described in Section 17.03 below. The terms and bank shall be acceptable to the regulatory authority(ies) having jurisdiction including New York and Connecticut. The letter of credit shall follow the format attached hereto as Schedule F.

17.03 STATUTORY RESERVE STATEMENT. The Ceding Company will provide the Reinsurer with a quarterly statement showing the Reinsurer's share of the statutory reserve, as defined in Article 7, associated with the reinsured business. The security in the form of a Letter of Credit or a Trust or any combination of the two will equal or exceed the security required under Article 7.

17.04 EXPIRATION. The Reinsurer hereby agrees that the letter of credit will provide for automatic extension of the letter of credit without amendment for one year from the date of expiration of said letter or any future expiration date, unless thirty (30) days prior to any expiration the issuing bank notifies the Ceding Company by Registered Mail that the issuing bank elects not to consider the letter of credit renewed for any additional period.

17.05 DRAWING UPON LETTER OF CREDIT. Notwithstanding any other provision of this Agreement, the Ceding Company or its successors in interest may draw upon such credit at any time for one or more of the following purposes only:

     a) To pay or reimburse the Ceding Company for the Reinsurer's share of Reinsurance Benefits, to the extent paid by the Ceding Company, but not yet recovered from the Reinsurer, under the terms and provisions of the business reinsured under this Agreement;

     b) To pay or reimburse the Ceding Company for any other amounts necessary to secure the statutory reserve credit or reduction from liability for reinsurance taken by the Ceding Company, as calculated in accordance with 7.01;

     c) To withdraw, solely to the extent of, and for the uses and purposes specified herein which remain executory at the time the Ceding Company has received an effective notice of non-renewal of the letter of credit and the Reinsurer's liability remains unliquidated and undischarged thirty (30) days prior to the expiration date of the letter of credit;

     d) To pay or reimburse the Ceding Company for the Reinsurer's share of any other amounts due under this Agreement; and

     e) To fund an account representing the Reinsurer's net obligations due under this Agreement. Such cash deposit will be held in an interest-bearing account separate from Ceding Company's other assets and interest thereon will be credited to Reinsurer if Reinsurer is not in breach of this Agreement.

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17.06  EFFECT OF AUTHORIZED WITHDRAWALS. In the event the Ceding Company or its successors in interest draws upon the letter of credit in accordance with
Section 17.05 above, the Reinsurer shall immediately be entitled to proportionally reduce its share of the statutory reserve, as defined in Article 7, associated with the reinsured policies.

17.07 AMENDMENT TO LETTER OF CREDIT. At semi-annual intervals to include within thirty (30) days prior to the end of the calendar year, or more frequently as determined by the Ceding Company but never more frequently than quarterly, the Ceding Company shall prepare a specific statement, for the sole purpose of amending the letter of credit, of the Reinsurer's share of the statutory reserve associated with the reinsured policies and the security required under Article
7. Such amount provided within thirty (30) days prior to the end of the calendar year shall necessarily be an estimate of the projected year end Reinsurer's share of the statutory reserves. If the statement shows that the Reinsurer's required security under Article 7 exceeds the balance of credit as of the statement date, the Reinsurer shall, within thirty (30) days after receipt of notice of such excess, secure delivery to the Ceding Company of an amendment to the letter of credit or an additional letter of credit increasing the amount of credit by the amount of such difference. If the statement shows, however, that the Reinsurer's share of the statutory reserve is less than the balance of credit as of the statement date, the Ceding Company shall, within thirty (30) days after providing such a statement to the Reinsurer, release such excess credit by agreeing to secure an amendment to the letter of credit reducing the amount of credit available by the amount of such excess credit.

17.08 INSOLVENCY. The rights and obligations of the Reinsurer and the Ceding Company, as set forth in this Article, shall not be diminished in any manner whatsoever by the insolvency of the Ceding Company or the Reinsurer.

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                                   ARTICLE 18

                                     TRUST

18.01 If applicable, this Article and Article 7 shall set forth the terms and conditions under which any trust required hereunder shall be held.

18.02 If assets are deposited into a trust as security for the Ceding Company's reserve credits relating to business reinsured under this Agreement, the following will apply.

At the time the determination is made to establish a trust, the Ceding Company will forward to the Reinsurer a statement of the Reinsurer's obligations under this Agreement and then quarterly thereafter. Upon receipt of the initial statement, the Reinsurer will establish a trust (the "Trust") at the Reinsurer's expense for the benefit of the Ceding Company. All expenses associated with the establishment of the Trust will be borne by the Reinsurer.

The Ceding Company as beneficiary and the Reinsurer as grantor, will enter into a trust agreement with a trustee pursuant to which the Trust will be established and funded. The trustee will be a financial institution that is organized or licensed under the laws of the United States or any state thereof and has been granted authority to operate with fiduciary powers, and is regulated by federal or state authorities having regulatory authority over banks and trust companies.

The Reinsurer will deposit assets in the Trust. The value of these assets divided by 102%, together with any other security the Reinsurer provides to support this Agreement, will equal or exceed the required security under Article
7. Assets deposited in the Trust will be valued according to their current fair market value and may consist of (a) cash; (b) securities listed by the Securities Valuation Office of the National Association of Insurance Commissioners and qualifying as admitted assets; or (c) any other form of-security acceptable to the insurance commissioner of the Ceding Company's state of domicile.

The Reinsurer will deliver such assets to the trustee in such form that the trustee may negotiate the assets without the Reinsurer's consent or signature. The Ceding Company will be authorized to request a transfer of cash or securities or their proceeds from the Trust to pay amounts due and owing from the Reinsurer under this Agreement. However, if there is a bona fide dispute between the Ceding Company and the Reinsurer concerning the amount due from the Reinsurer for any claim under this Agreement, the Ceding Company will not request a transfer from the Trust for that claim until such dispute is resolved. The Ceding Company will promptly return to the Reinsurer any excess value received from the Trust beyond the amount ultimately determined to be necessary to fulfill the Reinsurer's obligation under this Agreement.

18.03 DRAWING UPON THE TRUST. Notwithstanding any other provision of this Agreement, the Ceding Company or its successors in interest may draw upon such trust at any time for one or more of the following purposes only:

       a) To pay or reimburse the Ceding Company for the Reinsurer's share of Reinsurance Benefits paid by the Ceding Company, but not yet recovered from the Reinsurer, under the terms and provisions of the business reinsured under this Agreement;

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       b)  To pay or reimburse the Ceding Company for any other amounts necessary to secure the credit or reduction from liability for reinsurance taken by the Ceding Company as calculated in accordance with 7.01 ;

       c) To pay or reimburse the Ceding Company for the Reinsurer's share of any other amounts the Ceding Company claims are due under this Agreement;

       d) To fund an account representing the Reinsurer's net obligations due under this Agreement. Such cash deposit will be held in an interest-bearing account separate from Ceding Company's other assets and interest thereon will be credited to Reinsurer if Reinsurer is not in breach of this Agreement.

The terms of the trust agreement will require the trustee to transfer cash or securities or their proceeds to the Ceding Company upon the Ceding Company's written request, and approval of the Reinsurer shall not be required by the trustee. The trust agreement will also provide that the Reinsurer has no cause of action against the trustee for such a transfer.

The Trust will remain in effect for as long as the Reinsurer has outstanding obligations due under this Agreement and the Trust is required to secure the Ceding Company's statutory reserve credit, or until terminated by mutual agreement.

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                                   ARTICLE 19

                          COMMENCEMENT AND TERMINATION
                     OF VARIABLE ANNUITY CONTRACT COVERAGE

19.01 This Agreement shall be effective as of April 1, 2004, and shall remain in force for an indefinite period unless terminated in accordance with Section
8.04 or through recapture.

19.02 This Agreement will terminate for coverage of new business on the earlier of June 30, 2005 or when $12 billion of underlying variable annuity premium is reached.

19.03 After termination of coverage of new business, the Reinsurer and the Ceding Company shall remain liable for all reinsurance on contracts issued on Contract Forms and covered prior to the termination of coverage of new business, including those contracts issued on Contract Forms for which subsequent premium payments are made.

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                                   ARTICLE 20

                    PROPRIETARY INFORMATION/CONFIDENTIALITY

20.01 The Ceding Company and the Reinsurer agree that the Customer and Proprietary Information will be treated as confidential. Customer Information includes, but is not limited to, medical, financial, and other personal information about proposed, current, and former contact, and annuitants, and beneficiaries of annuity contracts issued by the Ceding Company. Proprietary Information includes, but is not limited to, business plans and trade secrets; pricing information; mortality and lapse studies, actuarial assumptions and guidelines, applications and Contract Forms, and the specific terms and conditions of this Agreement. Customer and Proprietary Information will not include information that:

       a) is or becomes available to the general public through no fault of the party receiving the Customer or Proprietary Information (the "Recipient");

       b) is independently developed by the Recipient without reference to or use of the disclosing party's Customer or Proprietary Information;

       c) is acquired by the Recipient from a third party not covered by a confidentiality agreement;

       d) was rightfully known to or already in possession of the Recipient prior to disclosure; or

       e) is disclosed under a court order, law or regulation provided that, in the event the Recipient is required by law, regulation or court order to disclose Customer or Proprietary Information, the Recipient will
           (i) notify the disclosing party, (ii) consult with the disclosing party as to the advisability of taking steps to resist or narrow such request, and (iii) if so instructed by the disclosing party, cooperate with the disclosing party in seeking a protective order or other appropriate remedy.

20.02 The parties will not disclose such information to other parties unless agreed to in writing, except: 1) as necessary for retrocession purposes; 2) as requested by outside counsel, or external auditors; 3) as required by court order; or 4) as required or allowed by law or regulation. The Ceding Company acknowledges that the Reinsurer can aggregate data with other companies reinsured by the Reinsurer as long as the data cannot be identified as belonging to the Ceding Company.

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                                   ARTICLE 21

                                    NOTICES

21.01 Notices. All notices and other communications hereunder shall be in writing and shall be either (a) deposited in first class United States mail, certified, with postage prepaid, (b) delivered by messenger, (c) sent by a nationally recognized overnight courier, or (d) sent by fully completed and confirmed facsimile transmission (with a written confirmation simultaneously sent in first class United States mail), as follows:

           If to the Ceding Company:
           Charles Vest, Vice President
           Hartford Life
           200 Hopmeadow Street
           Simsbury, CT 06089
           Facsimile: (860) 843-3550

           Copy (which shall not constitute notice) to:
           Chief Actuary
           Hartford Life
           200 Hopmeadow Street
           Simsbury, CT 06089
           Facsimile: (860) 843-5568

           General Counsel
           Hartford Life
           200 Hopmeadow Street
           Simsbury, CT 06089
           Facsimile: (860) 843-8665

           If to the Reinsurer:
           Chief Financial Officer
           ACE Tempest Life Reinsurance Ltd.
           The ACE Tempest Re Building, 30 Woodbourne Avenue
           Hamilton, HM 08 Bermuda
           Facsimile: (441) 295-2888

           Copy (which shall not constitute notice) to:
           General Counsel to
           ACE Tempest Life Reinsurance
           ACE Tempest Re Building, 30 Woodbourne Avenue
           Hamilton, HM 08 Bermuda
           Facsimile: 441 295 1996

or such other address or fax number as any party may request by notice given under this Section. Notices sent as provided herein shall be deemed given on the date received by the recipient. If a recipient rejects or refuses to accept a notice given pursuant to this Section, or if a notice is not deliverable because of a changed address or fax number of which no notice was given in accordance with this Section, such notice shall be deemed to be received two (2) Business Days after such notice was mailed or faxed (whether as

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to actual notice or as to confirmation of a faxed notice) in accordance with the terms hereof. The foregoing shall not preclude the effectiveness of actual written notice given to a party at any address or by any means.

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Executed in duplicate by               Executed in duplicate by
HARTFORD LIFE AND ANNUITY              ACE TEMPEST LIFE
INSURANCE COMPANY                      REINSURANCE LTD.
and
HARTFORD LIFE INSURANCE COMPANY
at Hartford, Connecticut,              at Hamilton, Bermuda,

on     October 18, 2004.               on     October 11, 2004.

By:    /s/ [ILLEGIBLE]                 By:    /s/ [ILLEGIBLE]
       ------------------------------         ---------------------------------
       Title Vice President                   Title Senior Vice President and
                                              Chief Life Officer

By:    /s/ [ILLEGIBLE]                 By:    /s/ [ILLEGIBLE]
       ------------------------------         ---------------------------------
       Title Associate Actuary                Title Vice President and Life
                                              Actuary

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                                   SCHEDULE A

                           LISTING OF CONTRACT FORMS

Rider policy forms (as listed below) and state variations thereof issued with the products Outlook, Core, Access, Plus and Edge covered under the following policy forms (and state variations thereof):

          HL-NCDSC03            LA-NCDSC03
          HL-ASHARE03           LA-ASHARE03
          HL-VAXC03             LA-VAXC03
          HL-VA03               LA-VA03

ASSET PROTECTION BENEFIT (LOSS PROTECTION) RIDER POLICY FORMS

HA-VALPB03-1
LA-VALPB03-1
HL-VAPLUSLPB03-1
LA-VAPLUSLPB03-1

                                   SCHEDULE B

                      LISTING AND DESCRIPTION OF GMDB TYPE

GMDB TYPE 1 (APB CONTRACT FORMS)

GMDB Type 1 coverage applies to contract forms as described in Schedule A. The GMDB benefit is as described below.

GMDB: The lesser of

       (i) Account value plus 25% of the annual ratchet GMDB (including the "0th"anniversary defined as the initial deposit) frozen at the contract anniversary preceding attainment of age 81, where the annual ratchet GMDB is reduced dollar-for-dollar for partial withdrawals up to the free-out amount (10% per year) and proportionally for any partial withdrawals exceeding the 10% free out amount.

       (ii) Annual ratchet GMDB (including the "0th" anniversary defined as the initial deposit) frozen at the contract anniversary preceding attainment of age 81, where the annual ratchet GMDB is reduced dollar-for-dollar for partial withdrawals up to the free-out amount (10% per year) and proportionally for any partial withdrawals exceeding the 10% free out amount.

This GMDB benefit is fully defined in the prospectus and related materials.

                                   SCHEDULE C

                            INVESTMENT FUND OPTIONS

Investment Fund Options under Contract Types reinsured under this Agreement are as follows:

a) Fixed Accounts on the forms listed on Schedule A
b) Variable Accounts as listed below

AIM FUNDS

     AIM V.I. Aggressive Growth Fund
     AIM V.I. Basic Value Fund
     AIM V.I. Blue Chip Fund
     AIM V.I. Capital Appreciation Fund
     AIM V.I. Dent Demographic Trends Fund
     AIM V.I. Government Securities Fund
     AIM V.I. High Yield Fund
     AIM V.I. International Growth Fund
     AIM V.I. Mid Cap Core Equity Fund
     AIM V.I. Premier Equity Fund
     AIM V.I. Small Cap Equity Fund

ALLIANCEBERNSTEIN FUNDS

     AllianceBernstein VP Global Bond Portfolio
     AllianceBernstein VP Growth and Income Portfolio

AMERICAN FUNDS

     American Funds Asset Allocation Fund
     American Funds Blue Chip Income and Growth Fund
     American Funds Bond Fund
     American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
     American Funds New World Fund

AMSOUTH FUNDS

     AmSouth Capital Growth Fund
     AmSouth Select Equity Fund
     AmSouth Value Fund

ARMADA FUNDS

     Armada Advantage Equity Growth Fund
     Armada Advantage International Equity Fund
     Armada Advantage Mid Cap Growth Fund

BB&T FUNDS

     BB&T Capital Appreciation Fund
     BB&T Capital Manager Aggressive Growth Fund
     BB&T Growth and Income Fund
     BB&T Large Company Growth Fund

EVERGREEN FUNDS

     Evergreen VA Capital Growth Fund
     Evergreen VA Foundation Fund
     Evergreen VA Fund
     Evergreen VA Growth & Income Fund
     Evergreen VA Growth Fund
     Evergreen VA High Income Fund
     Evergreen VA International Equity Fund
     Evergreen VA Omega Fund
     Evergreen VA Special Equity Fund
     Evergreen VA Special Values Fund

FIFTH THIRD FUNDS

     Fifth Third Balanced VIP Fund
     Fifth Third Disciplined Value VIP Fund
     Fifth Third Mid Cap VIP Fund
     Fifth Third Quality Growth VIP Fund

FIRST AMERICAN FUNDS

     First American International Portfolio
     First American Large Cap Growth Portfolio
     First American Mid Cap Growth Portfolio
     First American Small Cap Growth Portfolio
     First American Technology Portfolio

FIRST HORIZON FUNDS

     First Horizon Capital Appreciation Portfolio
     First Horizon Growth & Income Portfolio

FRANKLIN FUNDS

     Franklin Income Securities Fund
     Franklin Large Cap Growth Securities Fund
     Franklin Mutual Discovery Securities Fund
     Franklin Mutual Shares Securities Fund
     Franklin Rising Dividends Securities Fund
     Franklin Small Cap Fund
     Franklin Strategic Income Securities Fund
     Franklin Technology Security Fund

HARTFORD FUNDS

     Hartford Advisers HLS Fund
     Hartford Bond HLS Fund
     Hartford Capital Appreciation HLS Fund
     Hartford Disciplined Equity HLS Fund
     Hartford Dividend and Growth HLS Fund

     Hartford Equity Income HLS Fund
     Hartford Focus HLS Fund
     Hartford Global Advisors HLS Fund
     Hartford Global Communication HLS Fund
     Hartford Global Financial Services HLS Fund
     Hartford Global Health HLS Fund
     Hartford Global Leaders HLS Fund
     Hartford Global Technology HLS Fund
     Hartford Growth HLS Fund
     Hartford Growth Opportunities HLS Fund
     Hartford High Yield HLS Fund
     Hartford Index HLS Fund
     Hartford International Capital Appreciation HLS Fund
     Hartford International Opportunities HLS Fund
     Hartford International Small Company HLS Fund
     Hartford MidCap HLS Fund
     Hartford MidCap Value HLS Fund
     Hartford Money Market HLS Fund
     Hartford Mortgage Securities HLS Fund
     Hartford Small Company HLS Fund
     Hartford Small Cap Growth HLS Fund
     Hartford Stock HLS Fund
     Hartford U.S. Government Securities HLS Fund
     Hartford Value HLS Fund
     Hartford Value Opportunities HLS Fund

HUNTINGTON FUNDS

     Huntington VA Dividend Capture Fund
     Huntington VA Growth Fund
     Huntington VA Income Equity Fund
     Huntington VA Mid Corp America Fund
     Huntington VA New Economy Fund Account
     Huntington VA Rotating Markets Fund

MERRILL LYNCH FUNDS

     Merrill Lynch Global Growth V.I. Fund
     Merrill Lynch Large Cap Growth V.I. Fund

MFS FUNDS

     MFS Capital Opportunities Series
     MFS Emerging Growth Series
     MFS Global Equity Series
     MFS High Income Series
     MFS Investors Growth Stock Series
     MFS Investors Trust Series
     MFS Mid Cap Growth Series
     MFS New Discovery Series
     MFS Total Return Series
     MFS Value Series

MORGAN STANLEY FUNDS

     Morgan Stanley American Opportunities
     Morgan Stanley Balanced Growth
     Morgan Stanley Capital Opportunities
     Morgan Stanley Developing Growth
     Morgan Stanley Dividend Growth
     Morgan Stanley Flexible Income
     Morgan Stanley Global Equity
     Morgan Stanley Growth
     Morgan Stanley Money Market
     Morgan Stanley UIF Active International Allocation Fund
     Morgan Stanley UIF Core Plus Fixed Income
     Morgan Stanley UIF Emerging Markets Debt
     Morgan Stanley UIF Emerging Markets Equity
     Morgan Stanley UIF Equity and Income
     Morgan Stanley UIF Global Franchise
     Morgan Stanley UIF High Yield
     Morgan Stanley UIF Technology
     Morgan Stanley Utilities Portfolio
     Morgan Stanley Value-Added Market

NATIONS FUNDS

     Nations Asset Allocation Portfolio
     Nations Capital Growth Portfolio
     Nations High Yield Bond Portfolio
     Nations International Value Portfolio
     Nations Marsico 21st Century Portfolio
     Nations Marsico Focused Equities Portfolio
     Nations Marsico Growth Portfolio
     Nations Marsico International Opportunities Portfolio
     Nations MidCap Growth Portfolio
     Nations Small Company Portfolio
     Nations Value Portfolio

ONE GROUP INVESTMENT TRUST FUNDS

     One Group Investment Trust Bond Portfolio
     One Group Investment Trust Diversified Equity Portfolio One Group Investment Trust Diversified Mid Cap Portfolio One Group Investment Trust Large Cap Growth Portfolio One Group Investment Trust Mid Cap Value Portfolio

PRUDENTIAL FUNDS

     Prudential Jennison 20/20 Focus Portfolio
     Prudential Jennison Growth Portfolio
     Prudential Jennison International Growth Portfolio
     Prudential Value Portfolio

PUTNAM FUNDS

     Putnam American Government Income
     Putnam Capital Appreciation
     Putnam Capital Opportunities

     Putnam Discovery Growth
     Putnam Diversified Income
     Putnam Equity Income
     Putnam Global Asset Allocation
     Putnam Global Equity
     Putnam Growth and Income
     Putnam Growth Opportunities
     Putnam Health Sciences
     Putnam High Yield
     Putnam Income
     Putnam International Equity
     Putnam International Growth and Income
     Putnam International New Opportunities
     Putnam Investors
     Putnam Mid Cap Value
     Putnam Money Market
     Putnam New Opportunities
     Putnam New Value
     Putnam OTC & Emerging Growth
     Putnam Research
     Putnam Small Cap Value
     Putnam The George Putnam Fund of Boston
     Putnam Utilities Growth and Income
     Putnam Vista
     Putnam Voyager

SALOMON BROTHERS FUNDS

     Salomon Brothers Variable All Cap Value Fund
     Salomon Brothers Variable High Yield Bond Fund
     Salomon Brothers Variable Investors Fund
     Salomon Brothers Variable Total Return Fund

STI CLASSIC FUNDS

     STI Classic VT Capital Appreciation Fund
     STI Classic VT Growth and Income Fund
     STI Classic VT Mid-Cap Equity Fund
     STI Classic VT Value Income Stock Fund

TEMPLETON FUNDS

     Templeton Developing Markets Securities Fund
     Templeton Foreign Securities Fund
     Templeton Growth Securities Fund

UBS FUNDS

     UBS Tactical Allocation Portfolio

VAN KAMPEN FUNDS

     Van Kampen Comstock
     Van Kampen Emerging Growth
     Van Kampen Enterprise

     Van Kampen Growth and Income

VICTORY FUNDS

     Victory Diversified Stock Fund
     Victory Small Company Opportunity Fund

WELLS FARGO FUNDS

     Wells Fargo Asset Allocation Fund
     Wells Fargo Equity Income Fund
     Wells Fargo Equity Value Fund
     Wells Fargo Growth Fund
     Wells Fargo International Equity Fund
     Wells Fargo Large Company Growth Fund
     Wells Fargo Money Market Fund
     Wells Fargo Small Cap Growth Fund
     Wells Fargo Total Return Bond Fund

                                   SCHEDULE D

                          MORNINGSTAR FUND CATEGORIES

The eleven (11) Morningstar Fund Categories as referred to in Section 6.05 of this Agreement and in the Monthly Reporting Requirements are based on Morningstar Prospectus Objective classifications. The following is a mapping of Morningstar Prospectus Objective classifications into Morningstar Fund Categories.

MORNINGSTAR FUND CATEGORY                     MORNINGSTAR PROSPECTUS OBJECTIVE
---------------------------------------------------------------------------------------
Aggressive Growth                    Aggressive Growth, Small Company
Balanced                             Asset Allocation, Balanced
Corporate Bond                       Convertible Bond,
                                     Corporate Bond -- High Quality,
                                     Corporate Bond -- General,
                                     Multisector Bond
Government Bond                      Government Bond -- Adj-Rate Mortgage,
                                     Government Bond -- General,
                                     Government Bond -- Treasury,
                                     Municipal Bond -- California,
                                     Municipal Bond -- National,
                                     Municipal Bond -- New York,
                                     Municipal Bond -- Single State
Growth                               Growth
Growth and Income                    Equity -- Income, Growth and Income, Income
High Yield Bond                      Corporate Bond -- High Yield
International Bond                   World Bond
International Stock                  Europe Stock, Foreign Stock,
                                     Pacific Stock, World Stock
Money Market                         Money Market
Specialty                            Diversified Emerging Markets,
                                     Multiasset -- Global, Specialty -- Communications,
                                     Specialty -- Financial, Specialty -- Health,
                                     Specialty -- Natural Resources,
                                     Specialty -- Precious Metals,
                                     Specialty -- Real Estate, Specialty -- Technology,
                                     Specialty -- Utilities, Specialty -- Unaligned

                                   SCHEDULE E

                         MONTHLY REPORTING REQUIREMENTS

Seriatim Report to be prepared monthly by CEDING COMPANY and delivered to
REINSURER:

FIELD                                                          COMMENTS
----------------------------------------------------------------------------------
Report Date                                         YYYYMMDD
Policy Number or Contract Number
Policy Issue Date                                   YYYYMMDD
Policy Tax Status                                   Q or N (Qualified or
                                                    Non-qualified)
Annuitant Sex                                       M or F
Annuitant Date of Birth                             YYYYMMDD
Annuitant Social Security #
Joint Annuitant Sex                                 M or F
Joint Annuitant Date of Birth                       YYYYMMDD
Joint Annuitant Social Security #
Owner Sex                                           M or F
Owner Date of Birth                                 YYYYMMDD
Owner Social Security #
Joint Owner Sex                                     M or F
Joint Owner Date of Birth                           YYYYMMDD
Joint Owner Social Security #
Return of Premium Death Benefit Value               If applicable
Reset Death Benefit Value                           If applicable
Ratchet Death Benefit Value                         If applicable
Guaranteed Minimum Death Benefit Value              Greatest of above
Current Account Value
Current Death Benefit                               Greater of AV and GMDB
Current GMDB Net Amount At Risk                     Max (0,GMDB-AV)
Relevant Life for GMDB Claim                        A or O (Annuitant / Owner)
GMDB Claim Trigger                                  1 or 2 (First to die / Second
                                                    to die)

                                   SCHEDULE E

                         MONTHLY REPORTING REQUIREMENTS
                                  (CONTINUED)

FIELD                                                                      COMMENTS
-----------------------------------------------------------------------------------------------------------
Value in Aggressive Growth Funds
Value in Balanced Funds
Value in Corporate Bond Funds
Value in Government Bond Funds
Value in Growth Funds
Value in Growth and Income Funds
Value in High Yield Bond Funds
Value in International Bond Funds
Value in International Stock Funds
Value in Money Market Funds
Value in Specialty Funds
Value in General Account
Termination Date                                    YYYYMMDD
Termination Reason                                  A (Annuitization), D (Death), O (Other)
Total Number of Contracts                           Split by Benefit Type
Total Account Value                                 Split by Benefit Type, Age Band, Country, and Fund
                                                    Category
Total GMDB Value                                    Split by Death Benefit Type, Age Band, Country, and
                                                    Fund Category
Total Reinsurance Premium Due
Total GMDB Claims
Net Monthly Amount Due

Claims Report to be prepared monthly by CEDING COMPANY and delivered to
REINSURER:

Seriatim Report Data as of the Date of Notification (the date that death or annuitization related paperwork is submitted in full)

Date of Death
Date of Notification
Death Benefit Paid
Death Benefit Amount Paid in Excess of Account Value

                                   SCHEDULE F

                             LETTER OF CREDIT FORM

                                 (Name of Bank)
                                   (Address)

                   FOR INTERNAL IDENTIFICATION PURPOSES ONLY
   Does Not Affect Terms of Letter of Credit or Bank's Obligations Thereunder

Our No.                                         Other

Accountholder/Applicant
(Reinsurer)
Beneficiary's State of Domicile

Irrevocable                                         Issue Date:
Letter of Credit No.

To:    Beneficiary:  (Name)
                     (Address)

We hereby establish this irrevocable Letter of Credit in favor of the aforesaid
addressee ("Beneficiary") for drawings up to United States $        , effective
immediately. This Letter of Credit is issued, presentable and payable at our office at (issuing bank's address) and expires with our close of business on
          , 20      .

The term "Beneficiary" includes any successor by operation of law of the named Beneficiary including, without limitation, any liquidator, rehabilitator, receiver or conservator, (Insurers incorporated under the laws of California must use the language in Note 1 below in lieu of this Section.)

We hereby undertake to promptly honor your sight draft(s) drawn on us,
indicating our Credit No.        , for all or any part of this Credit if
presented at our office specified in Section one on or before the expiration date or any automatically extended expiry date.

Except as expressly stated herein, this undertaking is not subject to any agreement, condition or qualification. The obligation of (issuing bank) under this Letter of Credit is the individual obligation of (issuing bank), and is in now ay contingent upon reimbursement with respect thereto.

It is a condition of this Letter of Credit that it is deemed to be automatically extended without amendment for one (1) year from the expiration date hereof, or any future expiration date, unless thirty (30) days prior to such expiration date we notify you by registered mail that we elect not to consider this Letter of Credit renewed for any such additional period.

This Letter of Credit is subject to and governed by the Laws of the State of (see note 2 below) and the 1993 Revision of the UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS OF THE INTERNATIONAL CHAMBER OF COMMERCE(Publication 500) and, in the event of any conflict, the Laws of the State of (see note 2 below) will control. If this Credit expires during an interruption of business as described in Article 17 of said Publication 500, the bank hereby specifically agrees to effect payment if this Credit is drawn against within thirty (30) days after the resumption of business.

                                                     Very truly yours,

                                                       (Issuing Bank)

Notes:

       1. In lieu of Section two above, insurers incorporated under the laws of California must using the following section:

          "The term 'Beneficiary' includes any successor by operation of law of the named Beneficiary. If a court of law appoints a successor in interest to the named Beneficiary, then the named Beneficiary includes and is limited to the court appointed domiciliary receiver (including conservator, rehabilitator and liquidator)."

       2. Insurers incorporated under the laws of California, insert California, insurers incorporated under the laws of New York, insert New York, other insurers insert state of incorporation or New York. United States branches of alien insurers insert state of entry or New York.

                               AMENDMENT NO. 1 TO
            REINSURANCE AGREEMENT NO. APB200404, DATED APRIL 1, 2004

                                    between

                        HARTFORD LIFE INSURANCE COMPANY
                                       &
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                               (CEDING COMPANIES)

                                      and

                       ACE TEMPEST LIFE REINSURANCE LTD.
                                  (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

SCHEDULE C, INVESTMENT FUND OPTIONS, is hereby replaced by the attached revised Schedule C, to describe various fund changes and additions as of the dates shown.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY & HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:     /s/ Charles N. Vest                          Date:   October 18, 2004
        -------------------------------------------
        Name/Title Charles N. Vest, Vice President

Attest: /s/ Michael J. Grandpre
        -------------------------------------------
        Name/Title Michael J. Grandpre, Associate
        Actuary

ACE TEMPEST LIFE REINSURANCE LTD.

By:     /s/ [ILLEGIBLE]                              Date:   October 11, 2004
        -------------------------------------------
        Name/Title [ILLEGIBLE] Senior Vice
        President and Chief Life Officer

Attest: /s/ [ILLEGIBLE]
        -------------------------------------------
        Name/Title [ILLEGIBLE] Vice President and
        Life Actuary

APB200404, Effective April 1, 2004
Amendment No. 1

                                   SCHEDULE C

                            INVESTMENT FUND OPTIONS

INVESTMENT FUND OPTIONS UNDER CONTRACT TYPES REINSURED UNDER THIS AGREEMENT ARE AS FOLLOWS:

A)   FIXED ACCOUNTS ON THE ABOVE FORMS
B)   VARIABLE ACCOUNTS AS LISTED BELOW

AIM FUNDS
    AIM V.I. Aggressive Growth Fund
    AIM V.I. Basic Value Fund
    AIM V.I. Blue Chip Fund
    AIM V.I. Capital Appreciation Fund
    AIM V.I. Dent Demographic Trends Fund
    AIM V.I. Government Securities Fund
    AIM V.I. High Yield Fund
    AIM V.I. International Growth Fund
    AIM V.I. Mid Cap Core Equity Fund
    AIM V.I. Premier Equity Fund
    AIM V.I. Small Cap Equity Fund

ALLIANCEBERNSTEIN FUNDS
    AllianceBernstein VP Global Bond Portfolio
    AllianceBernstein VP Growth and Income Portfolio

AMERICAN FUNDS
    American Funds Asset Allocation Fund
    American Funds Blue Chip Income and Growth Fund
    American Funds Bond Fund
    American Funds Global Growth Fund
    American Funds Global Small Capitalization Fund
    American Funds Growth Fund
    American Funds Growth-Income Fund
    American Funds International Fund
    American Funds New World Fund

AMSOUTH FUNDS
    AmSouth Capital Growth Fund
    AmSouth Select Equity Fund
    AmSouth Value Fund

BB&T FUNDS
    BB&T Mid Cap Growth Fund (Formerly BB&T Capital Appreciation Fund, Eff. 05/03/2004)
    BB&T Capital Manager Equity Fund (Formerly BB&T Capital Manager Aggressive Growth Fund, Eff. 05/03/2004 BB&T Large Cap Value Fund (Formerly BB&T Growth and Income Fund, Eff. 05/03/2004)
    BB&T Large Company Growth Fund

APB200404, Effective April 1, 2004
Amendment No. 1

    BB&T Special Opportunities Equity Fund (Added, Eff. 08/05/2004) BB&T Total Return Bond Fund (Added, Eff. 08/05/2004)

EVERGREEN FUNDS
    Evergreen VA Capital Growth Fund
    Evergreen VA Foundation Fund
    Evergreen VA Fund
    Evergreen VA Growth & Income Fund
    Evergreen VA Growth Fund
    Evergreen VA High Income Fund
    Evergreen VA International Equity Fund
    Evergreen VA Omega Fund
    Evergreen VA Special Equity Fund
    Evergreen VA Special Values Fund

FIFTH THIRD FUNDS
    Fifth Third Balanced VIP Fund
    Fifth Third Disciplined Value VIP Fund
    Fifth Third Mid Cap VIP Fund
    Fifth Third Quality Growth VIP Fund

FIRST HORIZON FUNDS
    First Horizon Capital Appreciation Portfolio
    First Horizon Core Equity Portfolio (Formerly First Horizon Growth & Income Portfolio, Eff. 05/03/2004)

FRANKLIN FUNDS
    Franklin Income Securities Fund
    Franklin Large Cap Growth Securities Fund
    Franklin Mutual Discovery Securities Fund
    Franklin Mutual Shares Securities Fund
    Franklin Rising Dividends Securities Fund
    Franklin Small Cap Fund
    Franklin Strategic Income Securities Fund

HARTFORD FUNDS
    Hartford Advisers HLS Fund
    Hartford Bond HLS Fund
    Hartford Capital Appreciation HLS Fund
    Hartford Disciplined Equity HLS Fund
    Hartford Dividend and Growth HLS Fund
    Hartford Equity Income HLS Fund
    Hartford Focus HLS Fund
    Hartford Global Advisors HLS Fund
    Hartford Global Communication HLS Fund (Closed to New Money, Eff.
    08/16/2004)
    Hartford Global Financial Services HLS Fund (Closed to New Money, Eff. 08/16/2004)
    Hartford Global Health HLS Fund (Closed to New Money, Eff.
    08/16/2004)
    Hartford Global Leaders HLS Fund
    Hartford Global Technology HLS Fund (Closed to New Money, Eff.
    08/16/2004)
    Hartford Growth HLS Fund
    Hartford Growth Opportunities HLS Fund

APB200404, Effective April 1, 2004
Amendment No. 1

    Hartford High Yield HLS Fund
    Hartford Index HLS Fund
    Hartford International Capital Appreciation HLS Fund
    Hartford International Opportunities HLS Fund
    Hartford International Small Company HLS Fund
    Hartford MidCap HLS Fund
    Hartford MidCap Value HLS Fund (Closed to New Money, Eff.
    08/16/2004)
    Hartford Money Market HLS Fund
    Hartford Mortgage Securities HLS Fund
    Hartford Small Company HLS Fund (Closed to New Money, Eff.
    08/16/2004)
    Hartford Small Cap Growth HLS Fund
    Hartford Stock HLS Fund
    Hartford U.S. Government Securities HLS Fund
    Hartford Value HLS Fund
    Hartford Value Opportunities HLS Fund

HUNTINGTON FUNDS
    Huntington VA Dividend Capture Fund
    Huntington VA Growth Fund
    Huntington VA Income Equity Fund
    Huntington VA Mid Corp America Fund
    Huntington VA New Economy Fund Account
    Huntington VA Rotating Markets Fund
    Huntington VA Macro 100 Fund (Added, Eff. 08/05/2004)
    Huntington VA Situs Small Cap Fund (Added, Eff. 08/05/2004)

MERRILL LYNCH FUNDS
    Merrill Lynch Global Growth V.I. Fund
    Merrill Lynch Large Cap Growth V.I. Fund

MFS FUNDS
    MFS Capital Opportunities Series
    MFS Emerging Growth Series
    MFS Global Equity Series
    MFS High Income Series
    MFS Investors Growth Stock Series
    MFS Investors Trust Series
    MFS Mid Cap Growth Series
    MFS New Discovery Series
    MFS Total Return Series
    MFS Value Series

MORGAN STANLEY FUNDS
    Morgan Stanley American Opportunities
    Morgan Stanley Balanced Growth
    Morgan Stanley Capital Opportunities
    Morgan Stanley Developing Growth
    Morgan Stanley Dividend Growth
    Morgan Stanley Flexible Income
    Morgan Stanley Global Equity
    Morgan Stanley Growth

APB200404, Effective April 1, 2004
Amendment No. 1

    Morgan Stanley Money Market
    Morgan Stanley Utilities Portfolio (Closed to New Contracts, Eff.
    05/03/2004)
    Morgan Stanley Value-Added Market
    Morgan Stanley UIF Core Plus Fixed Income
    Morgan Stanley UIF Emerging Markets Debt
    Morgan Stanley UIF Emerging Markets Equity
    Morgan Stanley UIF High Yield
    Morgan Stanley UIF Technology (Closed to New Contracts, Eff.
    05/03/2004)
    Morgan Stanley UIF U.S. MidCap Value
    Morgan Stanley UIF Equity and Income
    Morgan Stanley UIF Global Franchise
    Morgan Stanley UIF Small Company Growth Portfolio (Added, Eff.
    05/03/2004)

MTB FUNDS
    MTB Large Cap Growth Fund II (Added, Eff. 05/03/2004)
    MTB Large Cap Value Fund II (Added, Eff. 05/03/2004)
    MTB Moderate Growth Fund II (Added, Eff. 05/03/2004)

NATIONS FUNDS
    Nations Asset Allocation Portfolio
    Nations High Yield Bond Portfolio
    Nations International Value Portfolio
    Nations Marsico 21st Century Portfolio
    Nations Marsico Focused Equities Portfolio
    Nations Marsico Growth Portfolio
    Nations Marsico International Opportunities Portfolio
    Nations MidCap Growth Portfolio
    Nations Small Company Portfolio
    Nations Value Portfolio

ONE GROUP INVESTMENT TRUST FUNDS
    One Group Investment Trust Bond Portfolio
    One Group Investment Trust Diversified Equity Portfolio
    One Group Investment Trust Diversified Mid Cap Portfolio
    One Group Investment Trust Large Cap Growth Portfolio
    One Group Investment Trust Mid Cap Value Portfolio
    One Group Investment Trust Government Bond Portfolio (Added, Eff.
    05/03/2004)
    One Group Investment Trust Balanced (Added, Eff. 05/03/2004)
    One Group Investment Trust Equity Index Portfolio (Added, Eff.
    05/03/2004)
    One Group Investment Trust Mid Cap Growth Portfolio (Added, Eff.
    05/03/2004)

PRUDENTIAL FUNDS
    Prudential Jennison 20/20 Focus Portfolio
    Prudential Jennison. Growth Portfolio
    Prudential William Blair International Growth Portfolio (Formerly Prudential Jennison International Growth Portfolio, Eff.
    05/03/2004)
    Prudential Value Portfolio

PUTNAM FUNDS
    Putnam American Government Income

APB200404, Effective April 1, 2004
Amendment No. 1

    Putnam Capital Appreciation
    Putnam Capital Opportunities
    Putnam Discovery Growth
    Putnam Diversified Income
    Putnam Equity Income
    Putnam Global Asset Allocation
    Putnam Global Equity
    Putnam Growth and Income
    Putnam Growth Opportunities
    Putnam Health Sciences (Closed to New Contracts, Eff. 05/03/2004) Putnam High Yield
    Putnam Income
    Putnam International Equity
    Putnam International Growth and Income
    Putnam International New Opportunities
    Putnam Investors
    Putnam Mid Cap Value
    Putnam Money Market
    Putnam New Opportunities
    Putnam New Value
    Putnam OTC & Emerging Growth
    Putnam Research
    Putnam Small Cap Value
    Putnam The George Putnam Fund of Boston
    Putnam Utilities Growth and Income (Closed to New Contracts, Eff.
    05/03/2004)
    Putnam Vista
    Putnam Voyager

SALOMON BROTHERS FUNDS
    Salomon Brothers Variable All Cap Value Fund
    Salomon Brothers Variable High Yield Bond Fund
    Salomon Brothers Variable Investors Fund
    Salomon Brothers Variable Total Return Fund

STI CLASSIC FUNDS
    STI Classic VT Capital Appreciation Fund
    STI Classic VT Growth and Income Fund
    STI Classic VT Mid-Cap Equity Fund
    STI Classic VT Value Income Stock Fund

TEMPLETON FUNDS
    Templeton Developing Markets Securities Fund
    Templeton Foreign Securities Fund
    Templeton Growth Securities Fund

UBS FUNDS
    UBS Series Trust -- Tactical Allocation Portfolio (Formerly UBS Tactical Allocation Portfolio, Eff. 05/03/2004)

VAN KAMPEN FUNDS
    Van Kampen Comstock

APB200404, Effective April 1, 2004
Amendment No. 1

    Van Kampen Emerging
    Van Kampen Enterprise
    Van Kampen Growth and Income
    Van Kampen LIT Aggressive Growth Portfolio (Added, Eff.
    05/03/2004)
    Van Kampen LIT Government Portfolio (Added, Eff. 05/03/2004)

VICTORY FUNDS
    Victory Diversified Stock Fund
    Victory Small Company Opportunity Fund

WELLS FARGO FUNDS
    Wells Fargo Asset Allocation Fund
    Wells Fargo Equity Income Fund
    Wells Fargo Equity Value Fund
    Wells Fargo Growth Fund
    Wells Fargo International Equity Fund
    Wells Fargo Large Company Growth Fund
    Wells Fargo Money Market Fund
    Wells Fargo Small Cap Growth Fund
    Wells Fargo Total Return Bond Fund

APB200404, Effective April 1, 2004
Amendment No. 1

                               AMENDMENT NO. 2 TO
            REINSURANCE AGREEMENT NO. APB200404, DATED APRIL 1, 2004

                                    between

                        HARTFORD LIFE INSURANCE COMPANY

                                       &

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                               (CEDING COMPANIES)

                                      and

                       ACE TEMPEST LIFE REINSURANCE LTD.
                                  (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

In Article 3 (Definitions), the definition of "Monthly Reinsurance Premium" is hereby replaced with the following.

"MONTHLY REINSURANCE PREMIUM" MEANS THE AMOUNT PAYABLE BY THE CEDING COMPANY TO THE REINSURER AS CALCULATED IN ACCORDANCE WITH ARTICLE 4 WITH RESPECT TO REINSURANCE COVERAGE PROVIDED FOR A GIVEN MONTH IN WHICH THE AGREEMENT IS IN EFFECT.

All other definitions in Article 3 remain unchanged.

Section 2.01 of Article 2 is hereby replaced in its entirety by the following.

2.01 REINSURANCE. THE CEDING COMPANY WILL AUTOMATICALLY CEDE AND THE REINSURER WILL ACCEPT AS REINSURANCE THE GUARANTEED MINIMUM DEATH BENEFIT (GMDB) LIABILITIES IN EXCESS OF CONTRACT ACCOUNT VALUES, AS SET FORTH HEREIN, ASSOCIATED WITH VARIABLE ANNUITY PRODUCTS OUTLOOK, CORE, ACCESS, PLUS AND EDGE AND WRITTEN BY THE CEDING COMPANY USING THE CONTRACT FORMS LISTED IN SCHEDULE A, WITH THE EXCEPTION THAT CONTRACTS WHICH HAVE BEEN ISSUED WITH THE RIDER FORMS (AND STATE VARIATIONS THEREOF) SPECIFIED BELOW IN THIS SECTION 2.01 SHALL BE EXCLUDED CONTRACTS WHICH ARE NOT REINSURED UNDER THIS AGREEMENT.

HL-VAEPBMAV03                   HL-VAMAV03NY
LA-VAEPBMAV03                   HL-VAPLUSMAV03NY
HL-VAPLEPBMAV03                 HL-VAMAV03WA
LA-VAPLEPBMAV03                 LA-VAMAV03WA
HL-ASHAREEPBMAV03               HL-VAPLUSMAV03WA
LA-ASHAREEPBMAV03               LA-VAPLUSMAV03WA
HL-VAMAV703MN                   HL-VAMAV703
LA-VAMAV703MN                   LA-VAMAV703
HL-VAPLUSMAV703MN               HL-VAPLUSMAV703
LA-VAPLUSMAV703MN               LA-VAPLUSMAV703

APB20040, Effcetive April 1, 2004
Amendment No. 2

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY & HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:      /s/ Charles N. Vest                       Date:  April 26, 2005
         ----------------------------------------
         Name/Title Charles N. Vest, Vice
         President

Attest:  /s/ [ILLEGIBLE]
         ----------------------------------------
         Name/Title [ILLEGIBLE]

ACE TEMPEST LIFE REINSURANCE LTD.

By:      /s/ [ILLEGIBLE]                           Date:  April 21, 2005
         ----------------------------------------
         Name/Title [ILLEGIBLE] President

Attest:  /s/ Huan Tseng
         ----------------------------------------
         Name/Title Huan Tseng Vice President and
         Life Actuary

APB20040, Effcetive April 1, 2004
Amendment No. 2

                               AMENDMENT NO. 3 TO

            REINSURANCE AGREEMENT NO. APB200404, DATED APRIL 1, 2004

                                    between

                        HARTFORD LIFE INSURANCE COMPANY

                                       &

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                               (CEDING COMPANIES)

                                      and

                       ACE TEMPEST LIFE REINSURANCE LTD.
                                  (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

1. SCHEDULE C, INVESTMENT FUND OPTIONS, is hereby replaced by the attached revised Schedule C, to reflect various fund changes and additions as of the dates shown.

2. Section 2.02 of Article 2 is hereby deleted in its entirety and replaced by the following.

2.02 GUARANTEED MINIMUM DEATH BENEFITS COVERED UNDER THIS AGREEMENT. THERE IS ONE DISTINET GMDB TYPE COVERED UNDER THIS AGREEMENT. THE GMDB TYPE, WHICH SHALL BE REFERRED TO THROUGHOUT THIS AGREEMENT AS GMDB TYPE 1 IS DESCRIBED IN SCHEDULE
B. TO THE EXTENT THAT, DUE TO THE ISSUANCE OF ADDITIONAL DEATH BENEFIT RIDER FORMS NOT LISTED IN SCHEDULE A ON A COVERED CONTRACT, THE ACTUAL GMDB LIABILITY EXCEEDS THE LIABILITY FOR GMDB TYPE 1, SUCH EXCESS SHALL NOT BE COVERED UNDER THIS AGREEMENT.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY & HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:       /s/ Charles N. Vest                         Date:  June 7, 2005
          ------------------------------------------
          Name/Title Charles N. Vest, Vice President

Attest:   /s/ [ILLEGIBLE]
          ------------------------------------------
          Name/Title [ILLEGIBLE], Assistant Vice
          President

ACE TEMPEST LIFE REINSURANCE LTD.

By:       /s/ Ari Lindner                             Date:  June 3, 2005
          ------------------------------------------
          Name/Title Ari Lindner/President

Attest:   /s/ Huan Tseng
          ------------------------------------------
          Name/Title Huan Tseng/Vice President &
          Life Actuary

APB200404. Effective April 1, 2004
Amendment No. 3

                                   SCHEDULE C

                            INVESTMENT FUND OPTIONS

Investment Fund Options under contract types reinsured under this agreement are as follows:

A)  FIXED ACCOUNTS ON THE ABOVE FORMS
B)  VARIABLE ACCOUNTS AS LISTED BELOW

AIM FUNDS
AIM V.I. Aggressive Growth Fund
AIM V.I. Basic Value Fund
AIM V.I. Blue Chip Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Core Equity Fund (added eff. 5/2/2005)
AIM V.I. Dent Demographic Trends Fund
AIM V.I. Government Securities Fund
AIM V.I. High Yield Fund
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund (added eff. 5/2/2005)
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Premier Equity Fund
AIM V.I. Small Cap Equity Fund

ALLIANCEBERNSTEIN FUNDS
AllianceBernstein Balanced Wealth Strategy Portfolio (added eff. 5/2/2005) AllianceBernstein Global Bond Portfolio
AllianceBernstein Global Research Growth Portfolio (added eff. 5/2/2005) AllianceBernstein Growth and Income Portfolio
AllianceBernstein International Value Portfolio (added eff. 5/2/2005) AllianceBernstein Small/Mid-Cap Value Portfolio (added eff. 5/2/2005) AllianceBernstein Value Portfolio (added eff. 5/2/2005)

AMERICAN FUNDS
American Funds Asset Allocation Fund
American Funds Blue Chip Income and Growth Fund
American Funds Bond Fund
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
American Funds New World Fund

Reinsurance Treaty No. APB200404
Effective April 1, 2004

AMSOUTH FUNDS
AmSouth Capital Growth Fund
AmSouth Select Equity Fund
AmSouth Value Fund

BANK ONE FUNDS
One Group Balanced Fund (added eff. 5/2/2005)
One Group Bond Fund (added eff. 5/2/2005)
One Group Diversified Equity Fund (added eff. 5/2/2005)
One Group Diversified Mid Cap Fund (added eff. 5/2/2005)
One Group Equity Index Fund (added eff. 5/2/2005)
One Group Government Bond Fund (added eff. 5/2/2005)
One Group IT Bond Fund (added eff. 5/2/2005)
One Group IT Government Bond Fund (added eff. 5/2/2005)
One Group Large Cap Growth Fund (added eff. 5/2/2005)
One Group Mid Cap Growth Fund (added eff. 5/2/2005)
One Group Mid Cap Value Fund (added eff. 5/2/2005)

BB&T FUNDS
BB&T Capital Manager Equity Fund
BB&T Large Cap Value Fund
BB&T Large Company Growth Fund
BB&T Mid Cap Growth Fund
BB&T Special Opportunities Equity Fund
BB&T Total Return Bond Fund

EVERGREEN FUNDS
Evergreen VA Balanced Fund (formerly Evergreen VA Foundation Fund, eff.
 4/15/2005)
Evergreen VA Fund (merged into Evergreen VA Growth and Income Fund, eff.
 4/15/2005)
Evergreen VA Fundamental Large Cap Fund (formerly Evergreen VA Growth & Income
 Fund, eff. 4/15/2005)
Evergreen VA Growth Fund
Evergreen VA High Income Fund
Evergreen VA International Equity Fund
Evergreen VA Omega Fund
Evergreen VA Special Equity Fund (merged into Evergreen VA Growth Fund, eff.
 4/15/2005)
Evergreen VA Special Values Fund

FIDELITY FUNDS
Fidelity VIP Contrafund Portfolio (added eff. 5/2/2005)
Fidelity VIP Equity-Income Portfolio (added eff. 5/2/2005)
Fidelity VIP Growth Portfolio (added eff. 5/2/2005)
Fidelity VIP Mid Cap Portfolio (added eff. 5/2/2005)
Fidelity VIP Value Strategies Portfolio (added eff. 5/2/2005)

Reinsurance Treaty No. APB200404
Effective April 1, 2004

FIFTH THIRD FUNDS
Fifth Third Balanced VIP Fund
Fifth Third Disciplined Value VIP Fund
Fifth Third Mid Cap VIP Fund
Fifth Third Quality Growth VIP Fund

FIRST HORIZON FUNDS
First Horizon Capital Appreciation Portfolio
First Horizon Core Equity Portfolio

FRANKLIN TEMPLETON FUNDS
Franklin Flex Cap Growth Securities Fund (added eff. 5/2/2005)
Franklin Income Securities Fund
Franklin Large Cap Growth Securities Fund
Franklin Large Cap Value Securities Fund (added eff. 5/2/2005)
Franklin Mutual Discovery Securities Fund
Franklin Mutual Shares Securities Fund
Franklin Rising Dividends Securities Fund
Franklin Small-Mid Cap Growth Fund (formerly Franklin Small Cap Fund, eff.5/2/2005)
Franklin Strategic Income Securities Fund
Templeton Developing Markets Securities Fund
Templeton Foreign Securities Fund
Templeton Growth Securities Fund

Reinsurance Treaty No. APB200404
Effective April 1, 2004

HARTFORD FUNDS
Hartford Advisers HLS Fund
Hartford Total Return Bond HLS Fund (formerly Hartford Bond HLS Fund, eff.
 3/15/2005)
Hartford Capital Appreciation HLS Fund (closed to new Contracts, eff.
 12/28/2004, closed to new money eff.3/1/2005)
Hartford Disciplined Equity HLS Fund
Hartford Dividend and Growth HLS Fund
Hartford Equity Income HLS Fund
Hartford Focus HLS Fund
Hartford Global Advisors HLS Fund
Hartford Global Communication HLS Fund (closed to new money, eff. 8/16/2004) Hartford Global Financial Services HLS Fund (closed to new money, eff.
 8/16/2004)
Hartford Global Health HLS Fund (closed to new money, eff. 8/16/2004) Hartford Global Leaders HLS Fund
Hartford Global Technology HLS Fund (closed to new money, eff. 8/16/2004) Hartford Growth HLS Fund
Hartford Growth Opportunities HLS Fund
Hartford High Yield HLS Fund
Hartford Index HLS Fund
Hartford International Capital Appreciation HLS Fund
Hartford International Opportunities HLS Fund
Hartford International Small Company HLS Fund
Hartford MidCap Value HLS Fund (closed to new money, eff. 8/16/2004) Hartford Money Market HLS Fund
Hartford Mortgage Securities HLS Fund
Hartford Small Company HLS Fund (closed to new money, eff. 8/16/2004) Hartford Small Cap Growth HLS Fund
Hartford Stock HLS Fund
Hartford U.S. Government Securities HLS Fund
Hartford Value HLS Fund
Hartford Value Opportunities HLS Fund

HUNTINGTON FUNDS
Huntington VA Dividend Capture Fund
Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA Macro 100 Fund
Huntington VA Mid Corp America Fund
Huntington VA New Economy Fund Account
Huntington VA Rotating Markets Fund
Huntington VA Situs Small Cap Fund

Reinsurance Treaty No. APB200404
Effective April 1, 2004

LORD ABBETT FUNDS
Lord Abbett All Value Portfolio (added eff. 5/2/2005)
Lord Abbett America's Value Portfolio (added eff. 5/2/2005)
Lord Abbett Bond-Debenture Portfolio (added eff. 5/2/2005)
Lord Abbett Growth & Income Portfolio (added eff. 5/2/2005)
Lord Abbett Large Cap Core Portfolio (added eff. 5/2/2005)

M&T BANK FUNDS
MTB Large Cap Growth II (added eff. 5/2/2005)
MTB Large Cap Value II (added eff. 5/2/2005)
MTB Moderate Growth II (added eff. 5/2/2005)

MERRILL LYNCH FUNDS
Merrill Lynch Global Growth V.I. Fund
Merrill Lynch Large Cap Growth V.I. Fund

MFS FUNDS
MFS Capital Opportunities Series
MFS Emerging Growth Series
MFS Global Equity Series
MFS High Income Series
MFS Investors Growth Stock Series
MFS Investors Trust Series
MFS Mid Cap Growth Series
MFS New Discovery Series
MFS Research Bond Series (added eff. 5/2/2005)
MFS Research International Series (added eff. 5/2/2005)
MFS Research Series (added eff. 5/2/2005)
MFS Total Return Series
MFS Value Series

Reinsurance Treaty No. APB200404
Effective April 1, 2004

MORGAN STANLEY FUNDS
Morgan Stanley American Opportunities
Morgan Stanley Balanced Growth
Morgan Stanley Capital Opportunities
Morgan Stanley Developing Growth
Morgan Stanley Dividend Growth
Morgan Stanley Equally Weighted S&P 500 Porfolio
Morgan Stanley Flexible Income
Morgan Stanley Global Equity
Morgan Stanley Growth
Morgan Stanley Money Market
Morgan Stanley UIF Core Plus Fixed Income
Morgan Stanley UIF Emerging Markets Debt
Morgan Stanley UIF Emerging Markets Equity
Morgan Stanley UIF Equity and Income
Morgan Stanley UIF Global Franchise
Morgan Stanley UIF High Yield
Morgan Stanley UIF Small Company Growth Portfolio
Morgan Stanley UIF Technology (closed to new contracts, eff. 05/03/2004) Morgan Stanley UIF U.S. MidCap Value
Morgan Stanley Utilities Portfolio (closed to new contracts, eff. 05/03/2004)

MTB FUNDS
MTB Large Cap Growth Fund II
MTB Large Cap Value Fund II
MTB Moderate Growth Fund II

NATIONS FUNDS
Nations Asset Allocation Portfolio
Nations High Yield Bond Portfolio
Nations International Value Portfolio
Nations Marsico 21st Century Portfolio
Nations Marsico Focused Equities Portfolio
Nations Marsico Growth Portfolio
Nations Marsico International Opportunities Portfolio
Nations MidCap Growth Portfolio
Nations Small Company Portfolio
Nations Value Portfolio

Reinsurance Treaty No. APB200404
Effective April 1, 2004

ONE GROUP INVESTMENT TRUST FUNDS
One Group Investment Trust Bond Portfolio
One Group Investment Trust Diversified Equity Portfolio
One Group Investment Trust Diversified Mid Cap Portfolio
One Group Investment Trust Large Cap Growth Portfolio
One Group Investment Trust Mid Cap Value Portfolio
One Group Investment Trust Government Bond Portfolio
One Group Investment Trust Balanced Portfolio
One Group Investment Trust Equity Index Portfolio
One Group Investment Trust Mid Cap Growth Portfolio

OPPENHEIMER FUNDS
Oppenheimer Aggressive Growth Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Global Securities Fund
Oppenheimer Main Street Fund
Oppenheimer Main Street Small Cap Fund

PRUDENTIAL FUNDS
Prudential Jennison 20/20 Focus Portfolio
Prudential Jennison Growth Portfolio
Prudential William Blair International Growth Portfolio
Prudential Value Portfolio

Reinsurance Treaty No. APB200404
Effective April 1, 2004

PUTNAM FUNDS
Putnam American Government Income
Putnam Capital Appreciation
Putnam Capital Opportunities
Putnam Discovery Growth
Putnam Diversified Income
Putnam Equity Income
Putnam Global Asset Allocation
Putnam Global Equity
Putnam Growth and Income
Putnam Growth Opportunities
Putnam Health Sciences (closed to new contracts, eff. 5/03/2004)
Putnam High Yield
Putnam Income
Putnam International Equity
Putnam International Growth and Income
Putnam International New Opportunities
Putnam Investors
Putnam Mid Cap Value
Putnam Money Market
Putnam New Opportunities
Putnam New Value
Putnam OTC & Emerging Growth
Putnam Research
Putnam Small Cap Value
Putnam The George Putnam Fund of Boston
Putnam Utilities Growth and Income (closed to new contracts, eff. 05/03/2004) Putnam Vista
Putnam Voyager

SALOMON BROTHERS FUNDS
Salomon Brothers Variable All Cap Value Fund
Salomon Brothers Variable High Yield Bond Fund
Salomon Brothers Variable Investors Fund
Salomon Brothers Variable Total Return Fund

Reinsurance Treaty No. APB200404
Effective April 1, 2004

SUN TRUST FUNDS
STI Classic VT Capital Appreciation Fund
STI Classic VT Growth and Income Fund
STI Classic VT Mid-Cap Equity Fund
STI Classic VT Value Income Stock Fund

UBS FUNDS
UBS Series Trust -- U.S. Allocation Portfolio

VAN KAMPEN FUNDS
Van Kampen Emerging Markets Equity Portfolio (added eff. 5/2/2005) Van Kampen LIT Aggressive Growth Portfolio
Van Kampen LIT Comstock Portfolio
Van Kampen LIT Emerging Growth Portfolio
Van Kampen LIT Enterprise Portfolio
Van Kampen LIT Government Portfolio
Van Kampen LIT Growth and Income Portfolio
Van Kampen Mid Cap Growth Portfolio (added eff. 5/2/2005)
Van Kampen U.S. Mid Cap Value Portfolio (added eff. 5/2/2005)

VICTORY FUNDS
Victory Diversified Stock Fund

WELLS FARGO FUNDS
Wells Fargo Asset Allocation Fund
Wells Fargo Equity Income Fund
Wells Fargo Large Cap Value Fund (formerly Wells Fargo Equity Value Fund, eff.
 4/8/2005)
Wells Fargo Large Company Core Fund (formerly Wells Fargo Growth Fund, eff.
 4/8/2005)
Wells Fargo International Core Fund (formerly Wells Fargo International Equity
 Fund, eff. 4/8/2005)
Wells Fargo Large Company Growth Fund
Wells Fargo Money Market Fund
Wells Fargo Small Cap Growth Fund
Wells Fargo Total Return Bond Fund

Reinsurance Treaty No. APB200404
Effective April 1, 2004

                               AMENDMENT NO. 4 TO
            REINSURANCE AGREEMENT NO. APB200404, DATED APRIL 1, 2004

                                    between

                        HARTFORD LIFE INSURANCE COMPANY

                                       &

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                               (CEDING COMPANIES)

                                      and

                       ACE TEMPEST LIFE REINSURANCE LTD.
                                  (REINSURER)

Effective as shown below, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that:

Section 19.02 of Article 19 is hereby deleted in its entirety and replaced by the following.

19.02 THIS AGREEMENT WILL TERMINATE FOR COVERAGE OF NEW BUSINESS ON THE EARLIER OF 12:01 A.M. EASTERN TIME JULY 1, 2006 OR WHEN $24 BILLION OF UNDERLYING VARIABLE ANNUITY PREMIUM IS REACHED.

This Amendment does not alter, amend or modify the Reinsurance Agreement other than as set forth in this Amendment, and it is subject otherwise to all the terms and conditions of the Reinsurance Agreement together with all Amendments and supplements thereto.

HARTFORD LIFE INSURANCE COMPANY & HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

By:      /s/ Charles N. Vest                     Date   July 26, 2005
         --------------------------------------
         Name/Title Charles N. Vest, Vice
         President

Attest:  [ILLEGIBLE]
         --------------------------------------
         Name/Title

ACE TEMPEST LIFE REINSURANCE LTD.

By:      [ILLEGIBLE]                             Date:  July 23, 2001
         --------------------------------------
         Name/Title [ILLEGIBLE]

Attest:  /s/ Huan Tseng
         --------------------------------------
         Name/Title Huan Tseng, Vice President
         and Life Actuary

APB200404, Effective April 1, 2004
Amendment No. 4